Financial Statements
(Unaudited)

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
December 31, 2010

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements
(Unaudited)

December 31, 2010

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

December 31, 2010

Percent of Cash
Industry	and Investments

Wired Telecommunications Carriers	14.0%
Communications Equipment Manufacturing	12.5%
Activities Related to Credit Intermediation	9.8%
Other Electrical Equipment and Component Manufacturing	8.0%
Plastics Product Manufacturing	8.0%
Data Processing, Hosting, and Related Services	7.3%
Alumina and Aluminum Production and Processing	4.6%
Semiconductor and Other Electronic Component Manufacturing	4.6%
Business Support Services	4.4%
Radio and Television Broadcasting	3.4%
Gambling Industries	2.2%
Electric Power Generation, Transmission and Distribution	2.1%
Other Financial Investment Activities	1.7%
Industrial Machinery Manufacturing	1.4%
Offices of Real Estate Agents and Brokers	1.3%
Full-Service Restaurants	0.8%
Other Professional, Scientific, and Technical Services	0.8%
Computer and Peripheral Equipment Manufacturing	0.6%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.6%
Aerospace Product and Parts Manufacturing	0.5%
Other Investment Pools and Funds	0.5%
Management, Scientific, and Technical Consulting Services	0.3%
Depository Credit Intermediation	0.2%
Home Furnishings Stores	0.0%
Other Amusement and Recreation Industries	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	10.4%

Total	100.0%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

December 31, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $240,952,199)	$197,836,919
Controlled companies (cost $26,463,236)	16,784,866
Other affiliates (cost $99,089,399)	111,937,375
Total investments (cost $366,504,834)	326,559,160

Cash and cash equivalents	37,966,439
Receivable for investments sold	1,938,748
Accrued interest income:
Unaffiliated issuers	1,741,876
Controlled companies	4,327
Other affiliates	62,383
Unrealized appreciation on swaps	74,295
Dividend receivable from affiliated issuer	30,908
Other receivables	215,780
Prepaid expenses and other assets	34,374
Total assets	368,628,290

Liabilities
Credit facility payable, at fair value (cost $95,000,000)	98,587,146
Distributions payable	11,200,000
Payable for investments purchased	10,117,812
Management and advisory fees payable	202,304
Interest payable	147,991
Payable to the Investment Manager	60,172
Accrued expenses and other liabilities	294,065
Total liabilities	120,609,490

Preferred stock
Series A and B, $50,000/share liquidation preference; unlimited shares authorized,
no shares issued and outstanding	-
Accumulated dividends on Series A and B preferred shares	-
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares
issued and outstanding	156,000
Accumulated dividends on Series Z preferred shares	12,480
Total preferred stock	168,480

Net assets applicable to common shareholders	$247,850,320

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239
shares issued and outstanding	$547
Paid-in capital in excess of par	324,203,740
Distribution in excess of net investment income	(735,471)
Accumulated net realized loss	(32,048,487)
Accumulated net unrealized depreciation	(43,557,529)
Accumulated dividends to preferred shareholders	(12,480)
Net assets applicable to common shareholders	$247,850,320

Common stock, NAV per share	$453.32

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

December 31, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (51.78%)
Bank Debt (35.29%) (1)
Alumina and Aluminum Production and Processing (4.37%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2), (8)	$25,397,537	$12,927,346	3.55%
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13 (2), (8)	$560,762	560,762	0.15%
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13 (2), (8)	$228,100	228,100	0.06%
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13 (2), (8)	$33,412	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2% PIK, due 6/30/13 (2), (8)	$2,207,290	2,207,290	0.61%
Total Alumina and Aluminum Production and Processing		15,923,498

Business Support Services (4.18%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/30/15	$15,229,514	15,229,514	4.18%

Communications Equipment Manufacturing (6.10%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11	$100,726	100,726	0.03%
Dialogic Corporation, Senior Secured Notes, LIBOR + 11%, due 9/30/13	$12,445,548	12,445,548	3.41%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$10,644,048	9,686,084	2.66%
Total Communications Equipment Manufacturing		22,232,358

Computer and Peripheral Equipment Manufacturing (0.64%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 2% PIK, due 11/22/12	$2,493,489	2,331,412	0.64%
	.
Electric Power Generation, Transmission, and Distribution (1.92%)
La Paloma Generating Company, Residual Bank Debt (3)	$13,943,926	33,457	-
Texas Competitive Electric Holdings Company, LLC, B3 Term Loan, LIBOR + 3.5%, due 10/10/14	$7,480,670	5,786,044	1.59%
Texas Competitive Electric Holdings Company, LLC, Delayed Draw Tem Loan, LIBOR + 3.5%,due 10/10/14	$1,547,057	1,189,085	0.33%
Total Electric Power Generation, Transmission, and Distribution		7,008,586

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.63%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%, due 10/2/13	$181,884	153,692	0.04%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$2,559,705	2,162,951	0.59%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		2,316,643

Management, Scientific, and Technical Consulting Services (0.35%)
Booz Allen Hamilton, Inc., Mezzanine Loan, 13%, due 7/31/16	$1,244,663	1,273,187	0.35%

Offices of Real Estate Agents and Brokers (1.35%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$5,301,205	5,808,133	1.59%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$8,692,710	(898,244)	(0.24)%
Total Offices of Real Estate Agents and Brokers		4,909,889

Other Financial Investment Activities (1.66%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$7,977,543	6,047,975	1.66%

Other Investment Pools and Funds (0.53%)
Vion Holdings II, LLC, Senior Secured Term Loan, LIBOR + 11%, due 2/27/12	$1,942,643	1,942,643	0.53%

Plastics Product Manufacturing (3.62%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/11 (2), (6)	$9,527,600	9,527,600	2.61%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13 (2), (6)	$3,681,075	3,681,075	1.01%
Total Plastics Product Manufacturing		13,208,675

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Radio and Television Broadcasting (3.31%)
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	$1,347,656	$610,937	0.17%
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$11,047,358	11,434,016	3.14%
Total Radio and Television Broadcasting		12,044,953

Semiconductor and Other Electronic Component Manufacturing (4.05%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, due 9/29/15	$13,667,282	13,393,936	3.67%
Isola USA Corporation, Senior Subordinated Term Loan, 8% Cash + 8% PIK, due 3/29/16	$1,376,395	1,376,395	0.38%
Total Semiconductor and Other Electronic Component Manufacturing		14,770,331

Wired Telecommunications Carriers (2.58%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (4)	€125,915	139,876	0.04%
Hawaiian Telcom Communications, Inc., Senior Secured Term Loan, LIBOR + 6%, due 10/28/15	$2,727,788	2,751,939	0.76%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15	$3,246,277	3,273,328	0.90%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan,
EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (4)	€1,477,562	1,468,345	0.40%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (4)	€1,675,531	1,753,659	0.48%
Total Wired Telecommunications Carriers		9,387,147

Total Bank Debt (Cost $135,554,715)		128,626,811

Other Corporate Debt (16.49%)
Aerospace Product and Parts Manufacturing (0.50%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$1,520,000	1,153,726	0.31%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15	$900,000	686,250	0.19%
Total Aerospace Product and Parts Manufacturing		1,839,976

Data Processing, Hosting, and Related Services (6.53%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$12,934,000	12,885,497	3.54%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (5)	$9,485,000	10,907,750	2.99%
Total Data Processing, Hosting, and Related Services		23,793,247

Full-Service Restaurants (0.81%)
Landry's Restaurant, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (5)	$2,739,000	2,959,599	0.81%

Gambling Industries (2.19%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$8,673,000	7,979,160	2.19%

Home Furnishings Stores (0.05%)
Linens 'n Things, Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (3)	$2,782,000	180,830	0.05%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Industrial Machinery Manufacturing (1.37%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (5)	$5,005,000	$5,005,000	1.37%

Other Professional, Scientific, and Technical Services (0.77%)
MSX International, Inc., Senior Secured 2nd Lien Notes,
12.5%, due 4/1/12 - (UK/France/Germany) (5)	$3,162,000	2,798,370	0.77%

Plastics Product Manufacturing (0.03%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%,
due 9/15/09 (3), (5)	$6,973,000	97,622	0.03%

Wired Telecommunications Carriers (4.24%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$8,000,000	8,740,000	2.40%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (4), (5)	€12,990,529	6,728,585	1.84%
Total Wired Telecommunications Carriers		15,468,585

Total Other Corporate Debt (Cost $77,179,649)		60,122,389

Total Debt Investments (Cost $212,734,364)		188,749,200

Equity Securities (37.81%)
Activities Related to Credit Intermediation (9.72%)
Online Resources Corporation, Common Stock (2), (3), (6)	549,555	2,555,431	0.70%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (3), (5), (6)	22,255,193	32,870,920	9.02%
Total Activities Related to Credit Intermediation		35,426,351

Alumina and Aluminum Production and Processing (0.24%)
Revere Holdings, Inc., Class A Common Shares (2), (3), (5), (8)	910	-	-
Revere Holdings, Inc., Class B Common Shares (2), (3), (5), (8)	2,060	-	-
Revere Leasing, LLC, Class A Units (2), (3), (5), (8)	910	263,760	0.07%
Revere Leasing, LLC, Class B Units (2), (3), (5), (8)	2,060	597,608	0.17%
Total Alumina and Aluminum Production and Processing		861,368

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class B Units (3), (5)	198	-	-
Hawkeye Renewables, LLC, Class C Units (3), (5)	156	16,506	-
Total Basic Chemical Manufacturing		16,506

Business Support Services (0.19%)
STG-Fairway Holdings, LLC, Class A Units (3), (5)	50,765	699,542	0.19%

Communications Equipment Manufacturing (6.44%)
Dialogic, Inc., Common Stock (3), (5)	607,388	2,399,183	0.66%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (3), (4), (5), (6)	116,474	5,241,459	1.44%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates - (Luxembourg) (2), (4), (5), (6)	11,530,912	15,842,695	4.34%
Total Communications Equipment Manufacturing		23,483,337

Data Processing, Hosting, and Related Services (0.74%)
GXS Holdings, Inc., Common Stock (3), (5)	708,885	71	-
GXS Holdings, Inc., Series A Preferred Stock (3), (5)	28,356	2,680,493	0.74%
Total Data Processing, Hosting, and Related Services		2,680,564

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Depository Credit Intermediation (0.15%)
Doral Financial Corporation, Common Stock (3)	401,798	$554,481	0.15%

Electric Power Generation, Transmission and Distribution (0.19%)
Mach Gen, LLC, Common Units (3), (5)	9,740	684,844	0.19%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (3), (5)	20	1,158	-

Other Amusement and Recreation Industries (0.02%)
Bally Total Fitness Holding Corporation, Common Stock (3), (5)	1,785	44,991	0.02%
Bally Total Fitness Holding Corporation, Warrants (3), (5)	3,218	15,446	-
Total Other Amusement and Recreation Industries		60,437

Other Electrical Equipment and Component Manufacturing (7.96%)
EP Management Corporation, Common Stock (2), (5), (6), (7)	854,400	26,507,760	7.27%
GSI Group, Inc., Common Stock (3), (5)	237,987	2,517,899	0.69%
Total Other Electrical Equipment and Component Manufacturing		29,025,659

Plastics Product Manufacturing (4.31%)
WinCup, Inc., Common Stock (2), (3), (5), (6)	31,020,365	15,710,435	4.31%

Radio and Television Broadcasting (0.13%)
Encompass Digital Media Group, Inc., Common Stock (3), (5)	105,698	484,255	0.13%

Semiconductor and Other Electronic Component Manufacturing (0.58%)
TPG Hattrick Holdco, LLC, Common Units (3), (5)	1,934,209	2,108,288	0.58%

Wired Telecommunications Carriers (7.14%)
Hawaiian Telcom Communications, Inc., Common Stock (3), (5)	77,590	1,575,077	0.43%
Integra Telecom, Inc., Common Stock (3), (5)	4,777,651	24,347,110	6.68%
Integra Telecom, Inc., Warrants (3), (5)	1,300,529	19,118	0.01%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)	1,779,000	71,430	0.02%
Total Wired Telecommunications Carriers		26,012,735

Total Equity Securities (Cost $153,770,470)		137,809,960

Total Investments (Cost $366,504,834) (9)		326,559,160

Cash and Cash Equivalents (10.41%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.1%,
Collateralized by FHLB Discount Note	$1,752,835	1,752,835	0.48%
General Electric Capital Corporation, Commercial Paper, 0.03%, due 1/3/11	$23,000,000	22,999,962	6.31%
Cash Denominated in Foreign Currencies (Cost $2,882,745)	€2,019,129	2,702,402	0.74%
Cash Held on Account at Various Institutions	$10,511,240	10,511,240	2.88%
Total Cash and Cash Equivalents		37,966,439

Total Cash and Investments		$364,525,599	100.00%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2010

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)	Issuer is a controlled company.

(9)	Includes investments with an aggregate fair value of $16,422,780 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $42,662,436 and $23,434,300, respectively. Aggregate purchases include investment assets received as payment in kind.  Aggregate sales include principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2010 was $300,563,785, or 82.5% of total cash and investments of the Company.

Swaps at December 31, 2010 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross-Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$6,560,548	$74,295

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Three Months Ended December 31, 2010

Investment income
Interest income:
Unaffiliated issuers	$4,750,142
Controlled companies	392,902
Other affiliates	373,830
Dividend income from other affiliates	3,405
Other income	794,847
Total investment income	6,315,126

Operating expenses
Debt issuance costs	972,032
Management and advisory fees	629,954
Interest expense	253,535
Legal fees, professional fees and due diligence expenses	91,244
Commitment fees	88,537
Director fees	50,250
Credit enhancement fees	49,983
Insurance expense	25,729
Custody fees	25,000
Other operating expenses	101,791
Total expenses	2,288,055

Net investment income	4,027,071

Net realized and unrealized gain (loss)
Net realized gain from:
Investments in unaffiliated issuers	681,059
Investments in other affiliates	5,660
Net realized gain	686,719

Net change in unrealized appreciation/depreciation on:
Investments and foreign currency	11,044,330
Credit facility	(3,093,977)
Net change in unrealized appreciation/depreciation	7,950,353

Net realized and unrealized gain	8,637,072

Distributions to preferred shareholders	(473,022)
Net change in reserve for distributions to preferred shareholders	95,470

Net increase in net assets applicable to common shareholders
resulting from operations	$12,286,591

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Three Months Ended
	December 31,	Year Ended
	2010	September 30,
	(Unaudited)	2010

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders	$246,763,729	$233,046,459

Net investment income	4,027,071	20,657,335
Net realized gain (loss)	686,719	(8,544,333)
Net change in unrealized appreciation (depreciation)	7,950,353	22,995,852
Distributions to preferred shareholders from:
Net investment income	(473,022)	(1,587,182)
Net change in reserve for distributions to preferred shareholders	95,470	(4,402)
Net increase in net assets applicable to common
shareholders resulting from operations	12,286,591	33,517,270

Distributions to common shareholders from:
Net investment income	(11,200,000)	(19,800,000)

Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $735,471
and accumulated net investment income of $6,910,480, respectively)	$247,850,320	$246,763,729

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Three Months Ended December 31, 2010

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$12,286,591
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized gain	(686,719)
Net change in unrealized appreciation/depreciation	(7,923,510)
Distributions paid to preferred shareholders	473,022
Net change in reserve for distributions to preferred shareholders	(95,470)
Accretion of original issue discount	(65,921)
Net amortization of market discount/premium	(229,544)
Income from paid in-kind capitalization	(1,274,120)
Debt issuance costs	972,032
Changes in assets and liabilities:
Purchases of investments	(41,388,316)
Proceeds from sales, maturities and paydowns of investments	23,434,300
Decrease in accrued interest income - unaffiliated issuers	2,076,707
Increase in accrued interest income - controlled companies	(60)
Increase in accrued interest income - other affiliates	(4,692)
Decrease in receivable for investments sold	310,295
Increase in other receivables	(56,260)
Increase in dividend receivable from affiliated issuer	(3,405)
Decrease in prepaid expenses and other assets	25,504
Increase in payable for investments purchased	5,601,772
Decrease in management and advisory fees payable	(11,521)
Decrease in interest payable	(632,624)
Decrease in payable to the Investment Manager	(25,603)
Decrease in accrued expenses and other liabilities	(381,433)
Net cash used in operating activities	(7,598,975)

Financing activities
Redemption of Series A and B preferred shares	(47,650,000)
Proceeds from draws on credit facility	99,000,000
Principal repayments on credit facility	(84,000,000)
Debt issuance costs	(972,032)
Distributions paid to common shareholders	(3,500,000)
Distributions paid to preferred shareholders	(473,022)
Net cash used in financing activities	(37,595,054)

Net decrease in cash and cash equivalents	(45,194,029)
Cash and cash equivalents at beginning of period	83,160,468
Cash and cash equivalents at end of period	$37,966,439

Supplemental cash flow information
Interest payments	$886,159

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

December 31, 2010

1.  Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004.  Investment operations commenced and initial funding was received on September 1, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.  GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC serves as the Investment Manager of the Company. Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of three persons, two of whom are independent.

Company Structure

As of December 31, 2010, total maximum capitalization of the Company was approximately $400 million, consisting of $300 million of committed common equity, $100 million under a senior secured revolving credit and term loan facility (the “Senior Facility”), and $156,000 of Series Z Preferred Stock.  The contributed investor capital and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period.  Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets.  The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted).  The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant:  available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Investments of the Company may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period. At December 31, 2010, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$7,979,160	$5,509,095
2	Other observable market inputs*	29,171,080	40,312,022	2,517,899
3	Independent third-party pricing sources that employ significant unobservable inputs	97,257,017	11,733,585	122,479,568
3	Internal valuations with significant unobservable inputs	2,198,714	97,622	7,303,398
Total		$128,626,811	$60,122,389	$137,809,960

* E.g., quoted prices in inactive markets or quotes for comparable investments

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (Continued)

Changes in investments categorized as Level 3 during the three months ended December 31, 2010 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$88,779,503	$5,005,000	$118,400,136
Net realized and unrealized gains (losses)	4,881,427	(3,235,557)	6,351,989
Net acquisitions and dispositions	13,464,246	-	(2,272,557)
Reclassifications within Level 3†	(9,868,159)	9,964,142	-
Ending balance	$97,257,017	$11,733,585	$122,479,568

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,907,297	$(3,235,557)	$7,592,441

† Comprised of $95,983 reclassified from Investment Manager Valuation to Independent Third-Party Valuation and $9,964,142 reclassified from Bank Debt to Other Corporate Debt.

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$2,343,442	$103,853	$5,319,171
Net realized and unrealized gains (losses)	97,647	(6,231)	791,827
Net acquisitions and dispositions	(146,392)	-	1,192,400
Reclassifications within Level 3‡	(95,983)	-	-
Ending balance	$2,198,714	$97,622	$7,303,398

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$71,017	$(6,231)	$791,827

‡ Reclassification of one investment from Investment Manager Valuation to Independent Third-Party Valuation.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (Continued)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale.  These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered.  Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult.  Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies.  At December 31, 2010, the Company had foreign currency denominated investments with an aggregate market value of approximately 9.6% of the Company’s total investments.  Such positions were converted at the closing rate in effect at December 31, 2010 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (Continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments.  Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.  Unrealized gains of $120,427 from derivative transactions during the three months ended December 31, 2010 were included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

Valuations of open swap transactions at December 31, 2010 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$74,295

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method.  However, GAAP also requires the Company to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (Continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes.  Accordingly, no provision for income taxes is required in the financial statements.  As of December 31, 2010, all tax years beginning October 1, 2006 remain subject to examination by federal tax authorities.  No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of distribution payments and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at December 31, 2010 were as follows:

Unrealized appreciation	$50,941,944
Unrealized depreciation	(90,813,323)
Net unrealized depreciation	(39,871,379)

Cost of investments	$366,504,834

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees), after cumulative distributions to common shareholders have been made in an amount equal to a 12% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”).  After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.  As of December 31, 2010, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

3.  Distributions and Performance Fees (Continued)

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually.  As of December 31, 2010, the Company had declared $156,960,000 in distributions to common shareholders since inception.

The Series Z share dividend rate is fixed at 8% per annum.

4.  Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

On December 6, 2010, the Company amended the Senior Facility to extend its maturity to August 1, 2014.  The Senior Facility was expanded to an aggregate availability of $100 million, through a revolving credit facility of $90 million and a $10 million term loan.  Amounts borrowed under the amended Senior Facility bear interest at LIBOR or EURIBOR plus 3.5% per annum.  The Company also incurs commitment fees at a rate of 1.25% per year on the undrawn portion of the amended Senior Facility.  The weighted-average interest rate on outstanding borrowings at December 31, 2010 was 3.76%.  The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants.  As of December 31, 2010, the Company was in full compliance with such covenants.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

5.  Senior Secured Revolving Credit Facility (Continued)

At December 31, 2010, the fair value of outstanding advances under the Senior Facility exceeded the principal amount by $3,587,146, as reflected in the Company’s statement of assets and liabilities.  The fair value of the Senior Facility was determined by the Investment Manager using observable market inputs including LIBOR yield curves and quoted prices for similar issues, as well as certain unobservable inputs as needed, resulting in a Level 3 classification for the Senior Facility as a whole in the GAAP valuation hierarchy.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian.  These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $12.4 million. These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $1.5 million.  This amount was increased to approximately $3 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.  The Company expects the risk of loss from the guaranty to be remote.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2010

7.  Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At December 31, 2010, such reimbursable amounts totaled $60,172, as reflected in the Statement of Assets and Liabilities.

8.  Preferred Capital

Series A and B

Prior to the amendment of the Senior Facility on December 6, 2010, the Company had 953 shares of Series A and B preferred equity outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).  In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.  Dividend rates on the Series A and B preferred equity averaged 3.26% during the period from October 1, 2010 until the redemption of the remaining shares on December 6, 2010.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company has 312 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2010

9. Financial Highlights

	Three Months
	Ended
	December 31, 2010	Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006

Per Common Share:(1)
Net asset value, end of prior period	$451.33	$426.24	$425.80	$572.71	$574.80	$550.96
Adjustment for change in accounting principle credit facility fair valuation	-	-	28.14	-	-	-
Net asset value, beginning of period	451.33	426.24	453.94	572.71	574.80	550.96

Investment operations:
Net investment income	7.37	37.78	32.07	81.61	42.84	50.20
Net realized and unrealized gain (loss)	15.80	26.43	(90.82)	(157.02)	50.99	54.11
Gain on retirement of Series A and B preferred shares	-	-	53.14	-	-	-
Distributions to preferred shareholders from:
Net investment income	(0.87)	(2.90)	(3.37)	(11.56)	(3.26)	(7.23)
Realized gains	-	-	(0.74)	-	(6.39)	(1.71)
Net change in reserve for distributions to preferred shareholders	0.17	(0.01)	0.31	0.42	(0.52)	(0.56)
Total from investment operations	22.47	61.30	(9.41)	(86.55)	83.66	94.81

Distributions to common shareholders from:
Net investment income	(20.48)	(36.21)	(16.33)	(60.36)	(27.17)	(55.75)
Net realized gains on investments	-	-	(1.96)	-	(53.26)	(15.22)
Returns of capital	-	-	-	-	(5.32)	-
Total distributions to common shareholders	(20.48)	(36.21)	(18.29)	(60.36)	(85.75)	(70.97)

Net asset value, end of period	$453.32	$451.33	$426.24	$425.80	$572.71	$574.80

Return on invested assets (2), (6)	5.9%	14.1%	(1.8)%	(7.1)%	16.1%	20.2%

Gross return to common shareholders (6)	5.0%	14.6%	(1.9)%	(16.4)%	19.1%	22.5%
Performance fees / fee adjustment (6)	-	-	-	0.7%	(4.0)%	(4.8)%
Adjustment for change in accounting principle - credit facility fair valuation	-	-	6.6%	-	-	-
Total return to common shareholders (3), (6)	5.0%	14.6%	4.7%	(15.7)%	15.1%	17.7%

Ratios and Supplemental Data:
Ratios to average common equity: (4), (7)
Net investment income	6.4%	8.4%	8.0%	16.4%	7.3%	9.2%
Expenses (before performance fees)	3.7%	2.6%	3.7%	4.3%	4.6%	4.4%
Expenses (including performance fees)	3.7%	2.6%	3.7%	3.4%	8.2%	8.3%

Ending net assets applicable to common shareholders	$247,850,320	$246,763,729	$233,046,459	$232,808,517	$313,129,203	$314,270,127

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2010

9. Financial Highlights (continued)

	Three Months
	Ended
	December 31, 2010	Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Ratios and Supplemental Data (continued):
Portfolio turnover rate (6)	7.7%	21.9%	19.8%	34.6%	50.3%	27.4%
Weighted-average debt outstanding (par)	$31,141,304	$42,200,000	$81,078,082	$127,017,760	$141,498,630	$64,024,658
Weighted-average interest rate	3.2%	2.7%	3.0%	4.2%	5.9%	5.3%
Weighted-average number of shares	546,750	546,750	546,750	546,750	546,750	392,502
Average debt per share	$56.96	$77.18	$148.29	$232.31	$258.80	$163.12

Annualized Inception-to-Date Performance Data as of December 31, 2010:
Return on invested assets (2)	12.9%
Internal rate of return (5)	7.7%

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year, except for performance fees.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Three Months Ended December 31, 2010

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EP Management Corporation, Common Stock	$28,314,816	$-	$-	$26,507,760
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	5,019,390	-	-	5,241,459
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	16,126,784	-	-	15,842,695
Online Resources Corporation, Series A-1 Convertible Preferred Stock	33,494,066	-	-	32,870,920
Online Resources Corporation, Common Stock	2,440,024	-	-	2,555,431
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13	560,762	-	-	560,762
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13	228,100	-	-	228,100
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13	2,152,771	54,519	-	2,207,290
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	8,827,142	320,429	-	12,927,346
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Leasing, LLC, Class A Units	267,184	-	3,424	263,760
Revere Leasing, LLC, Class B Units	605,364	-	7,749	597,608
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/11	9,292,701	234,899	-	9,527,600
WinCup, Inc., Common Stock	7,388,302	-	-	15,710,435
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/11	3,546,835	134,240	-	3,681,075

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the investments listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

Three Months Ended December 31, 2010

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,312,308
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Dialogic, Inc., Common Stock	9/28/06	2,967,357
Encompass Digital Media Group, Inc., Common Stock	1/15/10	507,834
GSI Group, Inc., Common Stock	7/23/10	1,843,205
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	Various 2010	4,446,612
GXS Holdings, Inc., Common Stock	3/28/08	681,620
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	27,265
Hawaiian Telecom Communications, Inc., Common Stock	Various 2010	1,203,574
Hawkeye Renewables, LLC, Class B Units	6/18/10	-
Hawkeye Renewables, LLC, Class C Units	6/18/10	1,157,270
Integra Telecom, Inc., Common Stock	11/19/09	31,056,377
Integra Telecom, Inc., Warrants	11/19/09	72,344
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	7,828,560
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15	5/10/10	2,695,916
Mach Gen, LLC, Common Units	Var. 2005 & 2008	4,628,644
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	2,346,568
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	2,439,543
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17	8/27/07	17,935,174
Precision Holdings, LLC, Class C Membership Interests	9/30/10	455
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09	4/4/06	6,588,684
STG-Fairway Holdings, LLC, Class A Units	12/30/10	694,800
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	9,023,460
TPG Hattrick Holdco, LLC, Common Units	4/21/06 & 9/30/10	2,074,960